united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number      811-21237

                                                 Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN      46208

(Address of principal executive offices)          (Zip code)

William J. Murphy
Unified Fund Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:      06/30

Date of reporting period:     06/30/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

          IMS Capital Value Fund

IMS Strategic Income Fund IMS Strategic Allocation Fund

Annual Report

June 30, 2008

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086

Toll Free (800) 934-5550

IMS Family Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders:

We are pleased to present the IMS Family of Funds Annual Report for the fiscal year ended June 30, 2008. This report contains a recap of the economic and market conditions that served as the backdrop for the IMS Funds over the last 12 months, as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have any questions.

A trend of unexpected developments

The Funds’ fiscal year was punctuated by several significant and unanticipated market and economic developments that made it difficult for investors to earn meaningful returns. The first of these developments was the end of a decade-long US housing boom. Throughout the boom, home sales were fueled in part by a surge in subprime borrowing and speculation, spawned by easy access to low interest financing. The housing industry responded to the point of overbuilding, and combined with high mortgage debt and increased foreclosures, residential home prices declined across the nation.

The second of these developments was the subprime loan crisis. Initially, the housing recession was being digested in an orderly fashion by the financial markets. But when the largely underestimated subprime loan problem surfaced and spread outside the housing industry to Wall Street, it sent the prices of mortgage-backed securities plunging. Since many financial institutions around the world made substantial investments in these vehicles, the subprime loan problem triggered a chain reaction that caused massive write downs, declining returns and widespread turmoil in the credit markets. Suddenly, the economic outlook appeared highly uncertain, and volatility across the bond and stock markets ensued.

The third significant development that negatively impacted Wall Street was a rapid rise in commodity prices, especially oil. Over the course of the reporting period, the price of oil literally doubled, which was accompanied by weakness in the U.S. dollar.

Un “bear”able financial market performance

The uncertainty created by these unexpected events prompted a broad-based decline in the equity markets. Domestically, the large cap S&P 500 and the all cap Russell 3000 indices returned -13.11% and -12.69% respectively, for the year ended June 30, 2008, with investors favoring growth stocks over value. The small cap Russell 2000 Index lost 16.19% and the S&P MidCap 400 Index lost 7.34%. International equities also declined, as measured by the -10.18% return by the MSCI World Stock Index. The only broad-based stock index to generate a positive return was the MSCI Emerging Markets Index, which returned 4.89%.

Fixed income fared much better than equities as investors sought refuge from the volatile stock market. The Lehman Brothers Aggregate Bond Index (high credit quality) returned 7.13% for the fiscal year while the Merrill Lynch High Yield Master Bond Index (lower credit quality) returned -2.11%. In the international fixed income markets, the J.P. Morgan Emerging Markets Bond Index generated a 5.07% return.

Optimism ahead

We believe that investors are currently working through a very difficult correction in the midst of a long-term bull market. Elevated fear and unnerving price fluctuations are classic signs of a bull market correction and are not indicative of an extended bear market, in our opinion. Stock valuations relative to bonds have been declining for the last eight years and are the cheapest they have been in three decades. Investor sentiment is and has been excessively bearish, which historically has signaled a market bottom. The problems that investors have been worrying about -- high oil and food prices, a recession, a credit and housing crisis and a collapsing U.S. dollar -- are all “old news.” These concerns have been well known and well analyzed for months now, and their impact is already priced into the stock market, in our opinion.

A positive trend we have observed is a buildup of “buying power” for stocks. For example, there are the “stocks sold short” by bearish investors, which will have to be bought back at some point. (Short sellers assume they will be able to buy stock at a lower amount than the price at which they sold short.) Next, there are the cash reserves that have accumulated from the selling of stocks over the last year. The following chart illustrates that money market fund balances have historically peaked at major stock market lows (not at the start of a bear market). Based on the extraordinary levels of cash on the sidelines, we think the next market advance could be quite powerful.

The chart above illustrated money market funds held by households as a percentage of total money market and U.S. equities owned by the same household.

While some are declaring this environment to be the worst economic and financial crisis since the Great Depression, we believe this type of thinking is actually quite bullish for stocks. Rarely do such extreme forecasts materialize, especially since the facts paint a very different picture. Consider that, since last summer, the economy has consistently surprised on the upside despite recessions in housing, finance and automobiles. That’s because weaknesses in those parts of the economy have been offset by strength elsewhere, such as in energy, agriculture, health care and technology. Unlike the Depression, central bankers are being extremely accommodative, fiscal policy is stimulative and regulatory response has been measured and limited (up to now at least).

Wall Street is worried about inflation, which is defined as a persistent rise in prices across all areas of the economy and is triggered when the money supply grows faster than the economy. So far, this has not been the case. Globalization and technology have helped increase productivity, which is contrary to inflation in the 70s when the economy was suffering from decreased productivity or “rising unit labor costs.”

Although rising oil prices have been worrisome for the short term, oil prices have reached a level that will likely result in many positive longer-term changes for our country, including reduced dependence on foreign oil, energy conservation and the cultivation of alternative energy sources.

To be sure, there are problems within certain parts of the economy, but we feel that investor fears have distorted their relative importance. For example, home construction has contracted, but it comprises less than 5% of GDP-- not enough to sink the economy, in our opinion. Although some believe declining home values will curb consumer spending (70% of the U.S. economy), historically there has been very low correlation between the two. Personal income is the driving factor behind consumer spending and to date personal income has risen steadily. At the same time, little notice has been given to the surge in exports (a sign of foreign economic strength), government spending and global infrastructure investment. Finally, corporate earnings (excluding banks, homebuilders and autos) are holding up nicely and are projected to grow further, and emerging markets and transportation stocks have also held up well.

At this point, with sentiment about the stock market near rock bottom, we believe it would not take much in the way of good news to get stocks trending higher again. Therefore, we strongly encourage investors to maintain their commitment to stocks. The only way we have found to generate meaningful long-term growth is to accept the short-term volatility that accompanies stock investing. Financial markets do not move in a straight line and risk and uncertainty will always be part of the process. The key is to maintain a long-term perspective.

Please read on to learn details about how each of the IMS Funds performed during the reporting period, and how they are positioned for what we believe will be a strengthening market environment. If you have questions, we encourage you to contact us at 1-800-408-8014, or visit our website at www.imscapital.com.

Sincerely,

Carl W. Marker	Art Nunes, CMT
Founder & Portfolio Manager	Portfolio Manager
IMS Capital Management	IMS Capital Management

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholders,

The IMS Capital Value Fund returned -16.18% for the twelve months ended June 30, 2008 versus the S&P MidCap 400 Index, which returned -7.34% and the Russell Mid Cap Value Index, which returned -17.09% over the same period.

Economic and market backdrop

During the reporting period, the subprime mortgage crisis was a drag on almost every asset class in the financial markets. Not only did it make borrowing more difficult, it created particular challenges for financial and homebuilder stocks, which are dependent upon homeowners’ ability to obtain and pay their mortgages. At the same time, inflation and recession fears prompted investors to discount stock prices across the board. Lastly, energy and commodity prices reached record levels, which served to benefit industries and stocks in these sectors but fueled the overall fears that led to a broad-based decline in the stock market.

Despite investor concerns about an economic slowdown, growth stocks ruled throughout the reporting period. This is ironic since investors tend to gravitate toward growth stocks during expanding economic times. One possible explanation for a growth stock bias could be that the financial sector, traditionally a value stock sector, was particularly hard hit during the reporting period and pulled the performance of value indices down. Another explanation could be that energy stocks, also a traditional value stock sector, have gone up so much in value over the last few years that their higher PE (price to earnings) ratios now reflect those traditionally associated with growth stocks. Either way, growth stocks decidedly outperformed value stocks across all market capitalizations during the reporting period, as measured by the S&P/Citigroup index returns shown below:

S&P/Citigroup 500 (Large cap) Value: -20.25% versus Growth: -5.83%

S&P/Citigroup 400 (Mid cap) Value: -13.08% versus Growth: -1.20%

S&P/Citigroup 600 (Small cap) Value: -19.07% versus Growth: -9.79%

Beneficial sector performance

The best performing sectors in the Fund relative to the S&P MidCap 400 Index were consumer cyclicals, energy and utilities. In the case of consumer cyclicals, for example, the Fund had a 17% weighting on average, compared to the S&P MidCap 400, which had a 13% weighting. Consumer cyclical stocks on the Index were down 29% for the year, compared to the consumer cyclical stocks owned in the Fund, which were down only 17% for the same time period. Our stock selection clearly helped the Fund in this area. Another area where stock selection aided sector performance in the Fund was energy. Energy, by far, was the strongest performing sector on the Index for the year ending June 30, up 58% and representing about 10% of the Index. In the Fund, however, our smaller 8% energy weighting significantly outperformed the Index with returns of 107% for the fiscal year. Finally, utilities, which represented about 2.7% of Fund assets, generated a return of 25% for the year ended June 30, compared to a return of -1% for utility companies on the S&P 400.

Beneficial stock performance

Individual standout performers in the Fund included Massey Energy, a coal producer in West Virginia that returned nearly 300% for the period. Massey benefited from disruptions in the supply of coal overseas, which increased the demand for coal from US producers. In addition, record price increases for coal, as well as an overall greater demand for coal from electricity and steel producers, helped drive up the price of Massey’s stock during the fiscal year.

Another strong performer was TECO Energy, a Tampa, Florida-based utility that returned 25% for the period. The bulk of TECO’s return came toward the end of the reporting period when the company’s debt was upgraded from stable to positive by S&P and the stock was subsequently upgraded from hold to buy by Citigroup.

Lastly, Marvel Entertainment, a consumer cyclical stock, was up 26% for the period on the success of the company’s first set of movies (Iron Man and The Incredible Hulk). Produced in- house, these movies performed better than expected and the stock price benefited.

Underperforming sectors and stocks

As usual, highlights in Fund performance are generally accompanied by some lowlights, and the Fund was not without its disappointments in this challenging market climate. Sectors that penalized Fund performance included consumer staples, health care and technology. Our consumer staples stocks represented about 17% of Fund assets compared to the 13% weighting on the Index. During the reporting period, the Fund’s consumer staple stocks shed 43%, compared to those on the Index, which shed only about 15%. Our investment in Rite-Aid, down 75% for the period, was largely responsible for the poor returns in the consumer staples sector. Rite-Aid suffered a string of disappointing same store sales, as well as several disappointing earnings announcements and lowered earnings expectations. We sold the stock after the end of the reporting period, and it proceeded to drop further in price, saving the Fund additional losses. Another disappointing consumer staples stock was Del Monte Foods, down 42% for the period. Del Monte was unable to pass along its higher input costs to consumers, which caused the stock to suffer. In addition, Del Monte sold its StarKist Tuna brand during the period and this was not well received by investors or analysts, who downgraded the stock.

Another poor performing security in the Fund was Huntington Bancshares. This regional Midwest bank suffered along with the rest of the financial sector from a general decline in confidence. Huntington’s specific problems included charge offs due to the subprime mortgage crisis, lowered earnings expectations and a cut in its dividend. As a result, Huntington declined 75% during the reporting period.

Trading activity

In trading activity during the reporting period, we increased the Fund’s energy weighting from 2% to 5.5% of the portfolio. As a result of strong performance, the Fund’s energy weighting more than doubled to about 12% by fiscal year-end. This compares to our historically underweight position in energy relative to the Index.

Below, for your interest, are highlights of the Fund’s top security weightings and the sectors they represented as of June 30, 2008. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

Name	% of Net Assets	Sector
Massey Energy	Corp.	4.19%	Energy
TECO Energy	4.02%	Utility
Helmerich and Payne	3.89%	Energy
Service Corp International	3.49%	Consumer Cyclical
Forest Oil	3.09%	Energy

As always, we continue to seek stocks that we believe are seasoned, undervalued and demonstrating signs of positive momentum. Thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker	Joseph Ledgerwood, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index, S&P 400 Index and Russell Mid-Cap Value Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 30, 1998 and held through June 30, 2008. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholder,

The fiscal year ending June 30, 2008 was the most difficult environment for income investors in over a decade. The US economy slowed to 1% growth or lower, the cost of oil doubled, many real estate borrowers and corporate borrowers had trouble servicing their debt, and financial institutions and investment funds sold bonds to reduce leverage while prices fell.

The IMS Strategic Income Fund returned -13.33% for the 12 months ended June 30, 2008. This compares to 7.12% for the Lehman Aggregate Bond Index (high quality investment grade),

-3.44% for the Lipper Income Category and -2.11% for the Merrill Lynch High Yield Master Bond Index (lower credit quality).

Sector and stock performance

The best performing sector in the Fund was our oil and gas income trusts, which were 8% to 9% of the portfolio. Within this sector, the best performing security was BP Prudhoe Bay Royalty Trust, which was up 43% for the year, not including dividends paid. BP Prudhoe Bay Royalty Trust holds royalty interests in the Prudhoe Bay oil field located on the North Slope of Alaska. The Prudhoe Bay field extends approximately 12 miles by 27 miles and contains approximately 150,000 productive acres. Of all the energy securities we owned in the Portfolio, BP Prudhoe Bay’s share price was most closely linked to the price of oil, and with the price of oil doubling over the reporting period, the security benefited significantly.

The worst performing sector in the Fund was reverse convertible notes. While some of the ones we owned performed as we hoped, returning par plus interest, several were hurt by the doubling of oil prices. Specifically, the reverse convertibles on Jet Blue, American Airlines and General Motors converted into their underlying common stocks. Jet Blue lost about 54% after income, AMR lost about 65% and GM lost about 67%.

High yield bonds and common stocks were the next two largest contributors to the Fund’s underperformance. In high yield bonds, the best performer was Alltel, a cell phone service provider. A proposed purchase by Verizon gave the bonds a 20% return before interest payments. The worst performer was Leiner Health (vitamins and OTC pharmaceuticals), which lost almost all value after bankruptcy financing made our bonds more junior. Other high yield losers were also hurt by oil prices high enough to wipe out profits: Atlantic Express (school bus operator) and AMR equipment trust bonds, were both down about 55% before interest payments.

For your interest, below please find the largest sector weightings in the Fund as of June 30, 2008. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

Five Largest Sectors	% of Portfolio
High yield bonds	37%
Common stocks	18%
International debt	12%
REITs and other income trusts	7%
Investment-grade debt	6%

Trading activity

As the equity markets have fallen and dividend yields have risen, we have been increasing our weighting in higher dividend common stocks. This has been mostly in pharmaceuticals, utilities, telecoms and financials. While the stock market has not given us any joy over this period, the first three groups have indeed been defensive. Our bottom fishing in financials proved too early, and we sold them in January. The best performing stocks were dry-bulk ship owners Quintana Maritime (bought by Excel Maritime), up 107% excluding dividends, and Eagle Bulk Shipping, up 32% before dividends. The worst were financials: Citigroup lost 63% before dividends, Washington Mutual (mortgage bank) lost 62% and Huntington Bancshares lost 44%.

After one year, the credit stress continues to spread to different sectors of the banking and finance system. Usually, corrections of this size take some time for the real economy to digest and correct. During this period we are remaining fully invested, and looking for opportunities where pessimism or forced liquidation drive prices of income securities below their realistic, long term value.

As always, we seek to balance the Fund’s goal of delivering high current income with a reasonable level of volatility by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment.

Thank you for investment in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker	Don Shute, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Lehman Brothers Aggregate Bond Index and the Merrill Lynch US Corporate Master Index are widely recognized unmanaged indices of fixed income prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2008. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Management’s Discussion and Analysis

Dear Shareholder,

The IMS Strategic Allocation Fund returned -12.84% for the twelve months ended June 30, 2008, compared to the Fund’s benchmark, the Dow Jones U.S. Moderate Relative Risk Index which returned -6.36% and the Lipper Balanced Fund Category, which returned -6.11%.

The setting for performance

As the subprime loan crisis played out across the financial markets and the economy, we sought to position the Fund for the increased volatility that ensued. In the equity portfolio, we increased our overall weighting in stocks from 52% to 70% of the Fund. Because we observed increased investor appetite for growth stocks, we boosted our growth stock weighting from 23% to 31%. We also increased our international stock weighting from 0% to 18% of the portfolio. Meanwhile, value stocks were reduced from 26% to 20%, and REITs were also reduced from 3% to 1%. These shifts in equity allocation all served to benefit Fund performance during the period, and we believe the stock portfolio is well positioned for an eventual recovery in the stock market.

One asset allocation decision we made was not as helpful to Fund performance. Early in the reporting period, we transitioned the Fund’s fixed income holdings from 48% to 30% of the portfolio. The remaining bond weighting emphasized high yield and emerging market bonds, as well as reverse convertible securities. Unfortunately, the subprime loan crisis and accompanying uncertainty about the economy and financial markets prompted investors to stage a prolonged “flight to quality,” seeking shelter in high quality Treasuries and investment-grade corporate bonds. Increased demand for high quality bonds propelled the Lehman Aggregate Bond Index to a return of 7.12% for the fiscal year ended June 30. Because the Fund had little exposure in investment-grade securities during the reporting period, it did not participate in the strong returns generated by this asset class. Conversely, investors eschewed higher return/higher risk bonds such as those we emphasized in the Portfolio, and this cost the Fund about 3.5% in total return.

Below are the Fund’s top five asset allocations as of June 30, 2008, as measured by the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

Asset Category	% of Portfolio

International Stocks	18%
Cash	17%
Mid Cap Growth	15%
Large Cap Growth	14%
High Yield Bonds	10%

Outlook

The broad market indices topped out more than nine months ago, and have already declined by about 20%. Now, some on Wall Street are saying we are in a bear market like the 2000 – 2002 period that led to 50+% declines. But we think this is unlikely. Historically, bear markets like the one in 2000-2002 have begun when stock valuations were very high (price/earnings ratio for the S&P 500 was over 30 in 2000), investor sentiment was excessively bullish (all of the buyers are already in) and the market was “surprised” by a new development (like the collapse of the dot.com and telecom stocks). Indeed, market conditions such as these can lead to a period of declining valuations and/or profits that last for several years. But we believe today’s stock valuations and investor sentiment are just the opposite. As described in our opening letter, stock valuations are the cheapest they have been relative to bonds in 30 years; investors are extremely bearish and the worries on Wall Street that have been well known and well analyzed for months are already priced into the market. With the extraordinary amount of cash sitting on the sidelines right now, we think the next market advance could be quite powerful.

Soon we will be hearing from corporate America regarding second quarter earnings and their outlook for the second half. We expect the reports to once again surprise on the upside. Crude oil started the second quarter near $108 per barrel and finished near $140 per barrel -- a jump of nearly 30 percent. The second quarter corporate earnings reports will be a great test to see just how much of an impact inflated energy costs are having on broad industries and the economy in general. The recent economic data has suggested that things are not nearly as bad as many on Wall Street have been predicting.  At this point, we believe it would not take much in the way of good news to get stocks trending higher again.

As always, we appreciate your investment in the IMS Strategic Allocation Fund and we will work hard to maintain your confidence in the months and years ahead. If you have any questions about your investment in the Fund, please do not hesitate to contact us.

Sincerely,

Art Nunes, CMT	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Dow Jones US Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2008. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings– (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets. The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income-producing securities in order to produce current income.

Fund Holdings– (Unaudited) - continued

1As a percent of net assets. Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund’s assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses– (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 through June 30, 2008).

Actual Expenses

The first line of the table on page 14 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Strategic Allocation Fund were 1.54%, 1.61%, and 2.01%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund Schedule of Investments June 30, 2008

Common Stocks - 98.41%	Shares	Value

Banks & Financial Services - 7.08%
E*TRADE Financial Corp. (a)	670,300	$ 2,104,742
Huntington Bancshares, Inc.	211,900	1,222,663
Northern Trust Corp.	30,500	2,091,385
Pacific Capital Bancorp	135,000	1,860,300
SEI Investments Co.	96,200	2,262,624
		9,541,714

Biological Products - 1.60%
Biogen Idec, Inc. (a)	38,600	2,157,354

Bituminous Coal & Lignite Surface Mining - 4.19%
Massey Energy Co.	60,200	5,643,750

Builders - 6.85%
Centex Corp.	69,500	929,215
M.D.C. Holdings, Inc.	44,200	1,726,452
Meritage Homes Corp. (a)	120,000	1,820,400
Pulte Homes, Inc.	121,400	1,169,082
Ryland Group, Inc.	65,100	1,419,831
Toll Brothers, Inc. (a)	116,200	2,176,426
		9,241,406

Communications - 3.55%
CenturyTel, Inc.	86,700	3,085,653
Tellabs, Inc. (a)	365,200	1,698,180
		4,783,833

Computer Related Services & Equipment - 14.09%
Check Point Software Technologies, Ltd. (a)	182,200	4,312,674
Citrix Systems, Inc. (a)	78,200	2,299,862
Computer Sciences Corp. (a)	51,200	2,398,208
Emulex Corp. (a)	198,600	2,313,690
Intuit, Inc. (a)	87,700	2,417,889
United Online, Inc.	207,400	2,080,222
VeriSign, Inc. (a)	83,800	3,167,640
		18,990,185

Crude Petroleum & Natural Gas - 3.09%
Forest Oil Corp. (a)	56,000	4,172,000

Drilling Oil & Gas Wells - 3.89%
Helmerich & Payne, Inc.	72,900	5,250,258

Electrical Components - 3.25%
Avnet, Inc. (a)	92,500	2,523,400
OmniVision Technologies, Inc. (a)	154,100	1,863,069
		4,386,469

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Schedule of Investments June 30, 2008

Common Stocks - 98.41% - continued	Shares	Value

Entertainment - 2.85%
Marvel Entertainment, Inc. (a)	119,500	$ 3,840,730

Food & Beverage - 3.81%
Del Monte Foods Co.	282,000	2,002,200
Tyson Foods, Inc. - Class A	209,900	3,135,906
		5,138,106

Healthcare - 6.56%
Apria Healthcare Group, Inc. (a)	126,200	2,447,018
Gentiva Health Services, Inc. (a)	135,500	2,581,275
Hill-Rom Holdings, Inc.	64,700	1,745,606
LifePoint Hospitals, Inc. (a)	73,000	2,065,900
	.	8,839,799

Industrial Organic Chemicals - 1.33%
NewMarket Corp.	27,000	1,788,210

Insurance - 3.47%
Aon Corp.	72,700	3,339,838
Lincoln National Corp.	29,500	1,336,940
		4,676,778

Miscellaneous Manufacturing Industries - 1.03%
Hillenbrand, Inc.	64,700	1,384,580

Oil - Field Services - 1.72%
Trinidad Drilling Ltd.	165,000	2,313,916

Personal Services - 7.36%
Equifax, Inc.	69,200	2,326,504
H&R Block, Inc.	135,200	2,893,280
Service Corporation International	476,800	4,701,248
		9,921,032

Pharmaceutical Goods - 5.68%
Biovail Corp.	197,300	1,903,945
King Pharmaceuticals, Inc. (a)	251,300	2,631,111
Watson Pharmaceuticals, Inc. (a)	114,800	3,119,116
		7,654,172

Plastic Products - 1.56%
Newell Rubbermaid, Inc.	125,500	2,107,145

Radiotelephone Communications - 2.27%
Leap Wireless International, Inc. (a)	70,900	3,060,753

Refuse Systems - 1.77%
Republic Services, Inc.	80,300	2,384,910

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Schedule of Investments June 30, 2008

Common Stocks - 98.41% - continued	Shares	Value

Retail - 3.43%
Rite Aid Corp. (a)	766,000	$ 1,217,940
Safeway, Inc.	119,300	3,406,015
		4,623,955

Semiconductors & Related Devices - 2.56%
Amkor Technology, Inc. (a)	330,800	3,443,628

Trucking - 1.40%
YRC Worldwide, Inc. (a)	126,900	1,887,003

Utility - 4.02%
TECO Energy, Inc.	252,400	5,424,076

TOTAL COMMON STOCKS (Cost $129,878,078)		132,655,762

Real Estate Investment Trusts - 2.08%
Mid-America Apartment Communities, Inc.	55,000	2,807,200

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,802,943)		2,807,200

Money Market Securities - 0.01%
Federated Prime Obligations Fund - Institutional Shares, 2.55% (b)	18,439	18,439

TOTAL MONEY MARKET SECURITIES (Cost $18,439)		18,439

TOTAL INVESTMENTS (Cost $132,699,460) - 100.50%		$ 135,481,401

Liabilities in excess of other assets - (0.50)%		(676,087)

TOTAL NET ASSETS - 100.00%		$ 134,805,314

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at June 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments June 30, 2008

Common Stocks - 18.47%	Shares	Value

Air Transportation, Scheduled - 0.71%
AMR Corp. (a)	58,027	$ 297,099
JetBlue Airways Corp. (a)	75,600	281,988
		579,087

Deep Sea Foreign Transportation of Freight - 4.08%
Arlington Tankers, Ltd.	36,900	856,818
Eagle Bulk Shipping, Inc.	44,500	1,315,865
Excel Maritime Carriers Ltd.	29,842	1,171,299
		3,343,982

Electric & Other Services Combined - 0.76%
Duke Energy Corp.	35,700	620,466

Electric Services - 2.57%
Energy East Corp.	38,400	949,248
Great Plains Energy, Inc.	25,400	642,112
Pepco Holdings, Inc.	20,200	518,130
		2,109,490

Food & Beverage - 0.85%
B&G Foods, Inc.	41,000	697,000

Food and Kindred Products - 1.00%
ConAgra Foods, Inc.	42,700	823,256

Gas & Other Services, Combined - 0.92%
Vectren Corp.	24,200	755,282

Motor Vehicles & Passenger Car Bodies - 0.53%
General Motors Corp.	37,700	433,550

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.13%
RPM International, Inc.	44,900	924,940

Pharmaceutical Preparations - 4.04%
AstraZeneca PLC (b)	25,200	1,071,756
Bristol-Myers Squibb Co.	36,000	739,080
Eli Lilly & Co.	16,800	775,488
Pfizer, Inc.	41,400	723,258
		3,309,582

Services - 0.00%
Bally Total Fitness Holding Corp. (a) (i)	2,667	827

Telephone Communications - 1.88%
AT&T, Inc.	23,500	791,715
Verizon Communications, Inc.	21,200	750,480
		1,542,195

TOTAL COMMON STOCKS (Cost $19,139,152)		15,139,657

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments June 30, 2008

Preferred Securities - 8.19%	Shares	Value

Preferred Securities - 6.05%
Citigroup Capital IX, 6.000%	45,000	$ 772,200
Dillards Capital Trust I, 7.500%	41,700	696,390
Freddie Mac - Series W, 5.660%	50,000	890,000
Hillman Group Capital Trust, 11.600%	49,400	1,474,096
Western United Holding - Series A, 6.260% (a) (c) (i)	74,836	1,122,540
		4,955,226

Convertible Preferred Securities - 2.14%
Fannie Mae - Series 08-1, 8.750%	17,200	658,760
Felcor Lodging Trust, Inc. - Series A, $1.95	57,400	1,099,210
		1,757,970

TOTAL PREFERRED SECURITIES (Cost $7,849,382)		6,713,196

Income Trusts - 5.40%

Oil Royalty Trusts - 3.33%
BP Prudhoe Bay Royalty Trust	7,500	775,200
Harvest Energy Trust	35,000	842,100
Penn West Energy Trust	33,017	1,117,295
		2,734,595

Business Trusts - 2.07%
Keystone North America, Inc.	158,000	1,084,633
Sun Gro Horticulture Income Fund	148,000	609,591
		1,694,224

TOTAL INCOME TRUSTS (Cost $4,465,238)		4,428,819

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments June 30, 2008

	Principal
Corporate Bonds - 41.88%	Amount	Value

Alltel Corp., 7.875%, 07/01/2032	$ 1,750,000	$ 1,785,000
American Airlines, Inc., 9.730%, 09/29/2014 (d) (i)	1,300,000	637,000
American International Group, Inc., 9.000%, 02/28/2028 (f)	1,000,000	970,000
AMH Holdings, Inc., 0.000%, 03/01/2014 (f)	3,200,000	2,128,000
Amkor Technologies, Inc., 9.250%, 06/01/2016	1,600,000	1,532,000
Atlantic Express Transportation Corp., 9.961%, 04/15/2012 (f)	1,500,000	678,750
Bally Total Fitness Holding Corp., 13.000%, 07/15/2011	1,052,500	510,463
Bridgemill Finance LLC, 8.000%, 07/15/2017 (g) (i)	1,400,000	1,330,000
CCH I LLC, 11.000%, 10/01/2015	1,761,000	1,314,146
Eurofresh, Inc., 11.500%, 01/15/2013 (g)	2,500,000	1,700,000
Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (i)	1,000,000	1,000,000
Exide Technologies, Inc., 10.500%, 03/15/2013	1,750,000	1,723,750
Finlay Fine Jewelry Corp., 8.375%, 06/01/2012	800,000	344,000
Forster Drilling Corp., 10.000%, 01/15/2013 (g)	1,000,000	947,030
Intcomex, Inc., 11.750%, 01/15/2011	1,400,000	1,260,000
J.B. Poindexter & Co., 8.750%, 03/15/2014	2,000,000	1,450,000
Lehman Brothers Holdings, 8.500%, 05/23/2022 (f)	1,000,000	851,250
Leiner Health Products, Inc., 11.000%, 06/01/2012 (e)	1,500,000	33,750
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	1,540,000
Mercer International, Inc., 9.250%, 02/15/2013	1,750,000	1,649,375
Morgan Stanley, 9.000%, 05/19/2028 (f)	1,100,000	1,049,125
North Atlantic Trading Co. Inc., 10.000%, 03/01/2012 (g)	2,000,000	1,690,000
O&G Leasing, LLC, 9.250%, 01/15/2012 (g)	1,185,000	1,149,450
O&G Leasing, LLC, 9.250%, 05/15/2012 (g)	1,665,000	1,615,050
Plaza Land Condo Association, 8.000%, 10/15/2026 (g)	420,000	374,490
Ply Gem Industries, Inc., 9.000%, 02/15/2012	3,000,000	1,777,500
Rite Aid Corp., 9.500%, 06/15/2017	1,800,000	1,197,000
Transmeridian Exploration, Inc., 12.000%, 12/15/2010	602,000	463,540
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,500,000	1,335,000
Ziff Davis Media, Inc., 0.00%, 05/01/2012 (e) (i)	1,200,000	300,000

TOTAL CORPORATE BONDS (Cost $43,254,824)		34,335,669

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Schedule of Investments June 30, 2008

	Principal
	Amount	Value

Reverse Convertible Corporate Bonds - 2.10%

Lehman Brothers Holdings, 15.700%, 08/02/2008 convertible to RTI International Metals, Inc.	$ 1,500,000	$765,000
SG Structured Products, 8.600%, 12/22/2008 convertible to iSHARES S&P Midcap 400 (i)	1,000,000	958,000

TOTAL REVERSE CONVERTIBLE CORPORATE BONDS (Cost $2,500,000)		1,723,000

Foreign Bonds Denominated in US Dollars - 15.07%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (g)	1,900,000	1,890,500
BNP Paribas, 9.250%, 10/26/2027 (f)	1,700,000	1,657,500
BSP Finance BV, 10.750%, 11/01/2011	800,000	752,000
Crystallex International Corp., 9.375%, 12/30/2011 (i)	1,200,000	768,000
Earls Eight Ltd., 6.500%, 12/31/2012 (f) (g) (i)	1,703,243	1,209,302
Fortis Bank Luxembourg Finance S.A., 7.500%, 04/06/2020 (f) (i)	1,000,000	915,000
Industrias Unidas, 11.500%, 11/15/2016 (g)	2,250,000	1,473,750
International Bank Recon and Development, 8.500%, 11/29/2027 (f)	1,200,000	1,177,500
Katanga Mining, Ltd., 14.000%, 11/30/2013	1,628,295	1,540,669
New Asat (Finance), Ltd., 9.250%, 02/01/2011	1,500,000	967,500

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $14,111,587)		12,351,721

Certificates of Deposit - 0.10%

Summit Securities CD, 8.50%, 11/29/2007 (a) (h) (i)	250,000	37,500
Summit Securities CD, 8.50%, 12/26/2007 (a) (h) (i)	300,000	45,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $517,195)		82,500

Mutual Funds - 4.26%	Shares

Blackrock Floating Rate Income Strategies Fund, Inc.	113,000	1,697,260
Fidelity Floating Rate High Income Fund	190,880	1,794,272

TOTAL MUTUAL FUNDS (Cost $3,603,889)		3,491,532

Money Market Securities - 4.50%

Federated Prime Obligations Fund - Institutional Shares, 2.55% (f)	3,689,790	3,689,790

TOTAL MONEY MARKET SECURITIES (Cost $3,689,790)		3,689,790

TOTAL INVESTMENTS (Cost $99,131,057) - 99.97%		$81,955,884

Other assets less liabilities - 0.03%		24,788

TOTAL NET ASSETS - 100.00%		$81,980,672

(a) Non-income producing.
(b) American Depositary Receipt.
(c) As of June 30, 2008, subsidiary companies have filed bankruptcy.
(d) Asset-backed security.
(e) Issue is in default.
(f) Variable rate security; the rate shown represents the rate at June 30, 2008.
(g) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(h) As of June 30, 2008, company has filed bankruptcy. All interest and principal payments have been halted.
(i) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Schedule of Investments June 30, 2008

	Principal
Corporate Bonds - 9.80%	Amount	Value

American Airlines, Inc., 9.730%, 09/29/2014 (a) (f)	$ 200,000	$ 98,000
Amkor Technologies, Inc., 9.250%, 06/01/2016	200,000	191,500
AMH Holdings, Inc., 0.000%, 03/01/2014 (b)	300,000	199,500
CCH I LLC, 11.000%, 10/01/2015	272,000	202,980
Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (f)	260,000	260,000
Leiner Health Products, Inc., 11.000%, 06/01/2012 (d)	200,000	4,500
Lucent Technologies, Inc., 6.450%, 03/15/2029	400,000	308,000
Mercer International, Inc., 9.250%, 02/15/2013	200,000	188,500
O&G Leasing, LLC, 15.000%, 05/15/2012 (c)	180,000	174,600
Ply Gem Industries, Inc., 9.000%, 02/15/2012	250,000	148,125

TOTAL CORPORATE BONDS (Cost $2,312,982)		1,775,705

Foreign Bonds Denominated in US Dollars - 0.72%

Industrias Unidas, 11.500%, 11/15/2016 (c)	200,000	131,000

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $186,381)		131,000

Exchange-Traded Funds - 69.70%	Shares

iShares Dow Jones U.S. Financial Sector Index Fund	2,100	142,569
iShares Dow Jones U.S. Healthcare Providers Index (e)	3,150	141,246
iShares Dow Jones U.S. Home Construction Index Fund	16,400	234,450
iShares Dow Jones U.S. Real Estate Index Fund	2,600	158,080
iShares Morningstar Mid Growth Index Fund	4,800	456,528
iShares MSCI Emerging Markets Index	8,000	1,085,760
iShares S&P 500 Value Index Fund	17,900	1,134,860
iShares S&P MidCap 400 Growth Index Fund	10,600	938,206
iShares S&P MidCap 400 Value Index Fund	12,500	925,250
iShares S&P North American Technology-Semiconductors Index Fund	3,400	174,080
iShares S&P SmallCap 600 Growth Index Fund	3,300	420,684
PowerShares DWA Technical Leaders Portfolio	72,000	1,859,760
PowerShares QQQ	24,100	1,088,597
Rydex S&P Equal Weight Energy Fund	3,700	298,686
Rydex S&P Equal Weight Fund	35,400	1,477,596
Vanguard FTSE All-World Ex-U.S. Index Fund	39,500	2,095,475

TOTAL EXCHANGE-TRADED FUNDS (Cost $13,029,904)		12,631,827

Closed-End Mutual Funds - 2.35%

AllianceBernstein Global High Income Fund, Inc.	33,392	426,750

TOTAL CLOSED-END MUTUAL FUNDS (Cost $426,692)		426,750

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Schedule of Investments June 30, 2008

Money Market Securities - 17.44%	Shares	Value

Federated Prime Obligations Fund - Institutional Shares, 2.55% (b)	3,159,853	$ 3,159,853

TOTAL MONEY MARKET SECURITIES (Cost $3,159,853)		3,159,853

TOTAL INVESTMENTS (Cost $19,115,812) - 100.01%		$ 18,125,135

Liabilities in excess of other assets - (0.01)%		(2,428)

TOTAL NET ASSETS - 100.00%		$ 18,122,707

(a) Asset -backed security.
(b) Variable rate security; the rate shown represents the coupon at June 30, 2008.
(c) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(d) Issue is in default.
(e) Non-income producing.
(f) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Financial Highlights For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$11.44	$10.63	$10.36	$10.50	$11.10
Income from investment operations
Net investment income	0.88	0.80	0.68	0.71	0.60
Net realized and unrealized gain (loss) on investments	(2.32)	0.83	0.31	0.25	(0.56)
Total from investment operations	(1.44)	1.63	0.99	0.96	0.04

Less Distributions to shareholders:
From net investment income	(0.89)	(0.77)	(0.72)	(0.69)	(0.62)
From net realized gain	(0.23)	(0.05)	-(b)	(0.41)	(0.02)
Total distributions	(1.12)	(0.82)	(0.72)	(1.10)	(0.64)

Paid in capital from redemption fees	-	-	-	-	-
(c)
Net asset value, end of period	$8.88	$11.44	$10.63	$10.36	$10.50

Total Return (d)	-13.33%	15.78%	9.90%	9.35%	0.33%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$81,981	$106,151	$67,911	$64,012	$51,334
Ratio of expenses to average net assets	1.59%	1.59%	1.57%	1.64%	1.63% (f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.59%	1.59%	1.57%	1.64%	1.63% (f)
Ratio of net investment income to
average net assets	8.76%	7.20%	6.69%	6.83%	6.52% (f)
Ratio of net investment income to
average net assets before waiver & reimbursement	8.76%	7.20%	6.69%	6.83%	6.52% (f)
Portfolio turnover rate	53.00%	135.38%	90.14%	110.64%	163.53%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.

(b) Capital gains distributed amounted to less than $0.005 per share.

(c) Redemption fees resulted in less than $0.005 per share in each period.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds Statements of Operations For the fiscal year ended June 30, 2008

	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Investment Income
Dividend income (net of foreign withholding tax of $57,981,
$164,489, and $1,285, respectively)	$ 1,955,981	$ 2,698,364	$ 238,434
Interest income	314,307	7,882,927	513,808
Total Income	2,270,288	10,581,291	752,242

Expenses
Investment advisor fees (a)	1,977,119	1,289,408	238,859
Administration expenses	217,835	140,345	28,374
Transfer agent expenses	132,888	57,505	29,447
Custodian expenses	23,715	43,503	4,798
Registration expenses	20,549	22,105	5,012
Printing expenses	16,547	8,051	1,167
Legal expenses	16,392	13,461	14,662
Insurance expenses	14,682	10,061	1,683
Audit expenses	12,975	13,995	13,505
CCO expenses	5,423	5,102	5,423
Trustee expenses	4,990	5,123	4,981
Pricing expenses	4,798	9,548	4,848
Miscellaneous expenses	2,259	2,981	4,908
Total expenses before waiver of fees	2,450,172	1,621,188	357,667
Waived advisory fees (a)	(7,384)	-	-
Net expenses	2,442,788	1,621,188	357,667
Net Investment Income (Loss)	(172,500)	8,960,103	394,575

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	10,844,214	(4,814,942)	971,400
Net realized loss on the translation of foreign currencies	-	(28,972)	-
Capital gain distributions from underlying investments	6,579	-	13,736
Change in unrealized appreciation (depreciation) on investments	(41,064,066)	(18,813,452)	(4,013,207)
Net realized and unrealized (loss) on investment securities	(30,213,273)	(23,657,366)	(3,028,071)
Net Decrease in Net Assets Resulting from Operations	$ (30,385,773)	$ (14,697,263)	$ (2,633,496)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2008	June 30, 2007
Increase (Decrease) in Net Assets due to:
Operations
Net investment (loss)	$ (172,500)	$ (124,946)
Net realized gain on investments	10,844,214	9,217,191
Capital gain distributions from underlying investments	6,579	-
Change in unrealized appreciation (depreciation) on investments	(41,064,066)	22,442,912
Net increase (decrease) in net assets resulting from operations	(30,385,773)	31,535,157

Distributions
From net realized gain	(7,563,434)	(5,562,084)
Total distributions	(7,563,434)	(5,562,084)

Capital Share Transactions
Proceeds from shares sold	19,770,314	32,865,184
Reinvestment of distributions	7,269,286	5,328,733
Amount paid for shares repurchased	(47,528,039)	(36,485,606)
Net increase (decrease) in net assets resulting
from share transactions	(20,488,439)	1,708,311
Total Increase (Decrease) in Net Assets	(58,437,646)	27,681,384

Net Assets
Beginning of year	193,242,960	165,561,576

End of year	$ 134,805,314	$ 193,242,960

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	984,636	1,569,083
Shares issued in reinvestment of distributions	375,092	260,574
Shares repurchased	(2,442,034)	(1,758,142)

Net increase (decrease) in capital shares	(1,082,306)	71,515

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2008	June 30, 2007
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 8,960,103	$ 5,958,925
Net realized gain (loss) on investments	(4,814,942)	2,358,089
Net realized loss on the translation of foreign currencies	(28,972)	-
Change in unrealized appreciation (depreciation)
on investments	(18,813,452)	3,360,336
Net increase (decrease) in net assets resulting from operations	(14,697,263)	11,677,350

Distributions
From net investment income	(9,040,489)	(5,703,409)
From net realized gain	(2,341,725)	(351,490)
Total distributions	(11,382,214)	(6,054,899)

Capital Share Transactions
Proceeds from shares sold	35,387,250	39,586,768
Reinvestment of distributions	9,822,747	5,499,384
Amount paid for shares repurchased	(43,300,911)	(12,468,883)
Net increase in net assets resulting
from share transactions	1,909,086	32,617,269
Total Increase (Decrease) in Net Assets	(24,170,391)	38,239,720

Net Assets
Beginning of year	106,151,063	67,911,343

End of year	$ 81,980,672	$ 106,151,063

Accumulated undistributed net investment income
included in net assets at end of period	$ 105,856	$ 255,516

Capital Share Transactions
Shares sold	3,332,602	3,506,745
Shares issued in reinvestment of distributions	974,557	493,182
Shares repurchased	(4,348,646)	(1,114,713)

Net increase (decrease) in capital shares	(41,487)	2,885,214

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2008	June 30, 2007
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 394,575	$ 355,209
Net realized gain on investments	971,400	1,823,217
Capital gain distributions from underlying investments	13,736	39,531
Change in unrealized appreciation (depreciation) on investments	(4,013,207)	795,672
Net increase (decrease) in net assets resulting from operations	(2,633,496)	3,013,629

Distributions
From net investment income	(332,171)	(219,698)
From net realized gain	(1,542,990)	(302,027)
Total distributions	(1,875,161)	(521,725)

Capital Share Transactions
Proceeds from shares sold	2,628,641	1,220,962
Reinvestment of distributions	1,873,126	520,511
Amount paid for shares repurchased	(2,023,710)	(4,005,505)
Net increase (decrease) in net assets resulting
from share transactions	2,478,057	(2,264,032)
Total Increase (Decrease) in Net Assets	(2,030,600)	227,872

Net Assets
Beginning of year	20,153,307	19,925,435

End of year	$ 18,122,707	$ 20,153,307

Accumulated undistributed net investment income
included in net assets at end of period	$ 249,177	$ 186,773

Capital Share Transactions
Shares sold	213,871	89,371
Shares issued in reinvestment of distributions	151,670	38,700
Shares repurchased	(166,788)	(294,527)

Net increase (decrease) in capital shares	198,753	(166,456)

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Financial Highlights For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004

Selected Per Share Data
Net asset value, beginning of period	$ 22.83	$ 19.73	$ 18.50	$ 17.95	$ 14.05
Income from investment operations
Net investment income (loss)	(0.02)	(0.02)	(0.02)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	(3.62)	3.79	2.33	1.58	4.48
Total from investment operations	(3.64)	3.77	2.31	1.52	4.38

Less Distributions to shareholders:
From net realized gain	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)
Total distributions	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$ 18.26	$ 22.83	$ 19.73	$ 18.50	$ 17.95

Total Return (c)	-16.18%	19.53%	12.72%	8.66%	31.46%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 134,805	$ 193,243	$ 165,562	$ 91,373	$ 88,475
Ratio of expenses to average net assets	1.51% (d)	1.48%	1.48%	1.50%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.51%	1.52%	1.52%	1.62%	1.60%
Ratio of net investment income (loss) to
average net assets	(0.11)%	(0.07)%	(0.13)%	(0.37)%	(0.60)%
Ratio of net investment income (loss) to average net assets
before waiver & reimbursement	(0.11)%	(0.11)%	(0.17)%	(0.49)%	(0.61)%
Portfolio turnover rate	45.94%	12.45%	28.98%	32.63%	46.69%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) On August 31, 2007 the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer has an expense limitation.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Financial Highlights For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004 (a)

Selected Per Share Data
Net asset value, beginning of period	$11.44	$ 10.63	$10.36	$10.50	$11.10
Income from investment operations
Net investment income	0.88	0.80	0.68	0.71	0.60
Net realized and unrealized gain
(loss) on investments	(2.32)	0.83	0.31	0.25	(0.56)
Total from investment operations	(1.44)	1.63	0.99	0.96	0.04

Less Distributions to shareholders:
From net investment income	(0.89)	(0.77)	(0.72)	(0.69)	(0.62)
From net realized gain	(0.23)	(0.05)	0 (b)	(0.41)	(0.02)
Total distributions	(1.12)	(0.82)	(0.72)	(1.10)	(0.64)

Paid in capital from redemption fees (c)	-	-	-	-	-

Net asset value, end of period	$ 8.88	$11.44	$10.63	$10.36	$10.50

Total Return (d)	-13.33%	15.78%	9.90%	9.35%	0.33%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$81,981	$106,151	$67,911	$64,012	$ 51,334
Ratio of expenses to average net assets	1.59%	1.59%	1.57%	1.64%	1.63%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.59%	1.59%	1.57%	1.64%	1.63% (f)
Ratio of net investment income to
average net assets	8.76%	7.20%	6.69%	6.83%	6.52% (f)
Ratio of net investment income to
average net assets before waiver & reimbursement	8.76%	7.20%	6.69%	6.83%	6.52% (f)
Portfolio turnover rate	53.00%	135.38%	90.14%	110.64%	163.53%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.

(b) Capital gains distributed amounted to less than $0.005 per share.

(c) Redemption fees resulted in less than $0.005 per share in each period.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund Financial Highlights For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004

Selected Per Share Data
Net asset value, beginning of period	$ 14.33	$ 12.67	$ 12.29	$ 12.30	$ 10.56
Income from investment operations
Net investment income (loss)	0.25	0.24	0.12	(0.05)	(0.15) (a)
Net realized and unrealized gain on investments	(1.98)	1.76	0.64	0.35	2.00
Total from investment operations	(1.73)	2.00	0.76	0.30	1.85

Less Distributions to shareholders:
From net investment income	(0.23)	(0.14)	(0.09)	-	-
From net realized gain	(1.08)	(0.20)	(0.21)	(0.31)	(0.11)
From return of capital	-	-	(0.08)	-	-
Total distributions	(1.31)	(0.34)	(0.38)	(0.31)	(0.11)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$ 11.29	$ 14.33	$ 12.67	$ 12.29	$ 12.30

Total Return (c)	-12.84%	16.00%	6.23%	2.37%	17.60%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 18,123	$ 20,153	$ 19,925	$ 23,242	$ 20,212
Ratio of expenses to average net assets	1.89%	1.92%	1.96%	1.96%	1.96%
Ratio of expenses to average net assets
before waiver & reimbursement	1.89%	1.92%	1.96%	1.96%	2.19%
Ratio of net investment income (loss) to
average net assets	2.08%	1.75%	1.00%	(0.48)%	(1.25)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	2.08%	1.75%	1.00%	(0.48)%	(1.48)%
Portfolio turnover rate	59.66%	54.62%	55.15%	90.75%	146.64%

(a) Net investment loss per share is based on average shares outstanding during the period.

(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2008

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Strategic Allocation Fund (the “Allocation Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund (collectively, the “Funds”) is one of a series of funds currently authorized by the Board. Each of the Value Fund, Income Fund and the Allocation Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Strategic Allocation Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Income Fund and the Strategic Allocation Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2008 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes – Effective December 31, 2007, the Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the fiscal year ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2004.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2008 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (SFAS) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including for how such activities are accounted and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions -The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2008, net investment loss of $172,500 for the Value Fund was reclassified to paid-in-capital and short-term realized gains, in the amount of $65,230 and $107, 270, respectively. For the Income Fund, losses on the translation of foreign currencies, in the amount of $28,972 were reclassified to undistributed net investment income and gains on paydowns of mortgage-backed securities, in the amount of $40,316 were reclassified to accumulated net realized gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.21% of the average daily net assets of the Value Fund and 1.26% of the average daily net assets of the Income Fund and Allocation Fund. Prior to August 31, 2007, the Value Fund paid 1.26% of the average daily net assets to the Advisor for management services. For the fiscal year ended June 30, 2008, the Advisor earned fees, before

IMS Family of Funds

Notes to the Financial Statements

June 30, 2008 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

waiver, of $1,977,119, $1,289,408 and $238,859 from the Value Fund, Income Fund and Allocation Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each of the Income Fund and Allocation Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) of each Fund at 1.96% of average daily net assets with respect to the Income Fund and Allocation Fund, through August 31, 2008. Prior to the expiration of an expense limitation agreement on August 31, 2007, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Value Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets. For the fiscal year ended June 30, 2008, the Advisor waived fees of $7,384 for the Value Fund. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. The amounts subject to repayment by the Value Fund, pursuant to the aforementioned conditions, at June 30, 2008, are as follows:

The above amounts cannot be repaid if the payments result in the expense ratio of the Value Fund exceeding 1.48%. At June 30, 2008, the Advisor was owed $141,914, $90,524 and $19,455 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended June 30, 2008, Unified earned fees of $217,835, $140,345, and $28,374 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative, fund accounting and transfer agency services. For the fiscal year ended June 30, 2008, Unified was reimbursed $132,888, $57,505 and $29,447 by the Value Fund, Income Fund and Allocation Fund, respectively, for out-of-pocket expenses. At June 30, 2008, Unified was owed $35,621, $23,311, and $5,705 by the Value Fund, Income Fund and Allocation Fund, respectively for administrative services and $8,874, $5,566 and $4,827 from the Value Fund, Income Fund and Allocation Fund, respectively, for reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended June 30, 2008, the Custodian earned fees of $23,716, $43,503 and $4,798 for custody services provided to the Value Fund, Income Fund, and Allocation Fund respectively. At June 30, 2008, the Value Fund, Income Fund, and Allocation Fund owed $6,735, $13,451 and $1,966, respectively to the Custodian for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor. Effective July 1, 2008, Foreside Distribution Services, LP, serves as the distributor to the Funds.

Notes to the Financial Statements

June 30, 2008 - continued

NOTE 4. INVESTMENTS

For the fiscal year ended June 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Allocation
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	71,864,811	51,663,394	10,349,536
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	78,519,788	49,255,973	12,204,124

As of June 30, 2008, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At June 30, 2008, the aggregate cost of securities, for federal income tax purposes was $132,683,301, $102,243,297 and $19,121,401 for the Value Fund, Income Fund, and Allocation Fund, respectively.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2008, National Financial Securities Corp. (“National Financial”) held 45.08% of the Value Fund, 51.48% of the Income Fund, and 87.34% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2008 - continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 14, 2007, the Value Fund paid a long-term capital gain distribution of $0.9304 per share to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended June 30, 2008 and 2007 was as follows:

Income Fund. For the fiscal year ended June 30, 2008, the Income Fund paid monthly income distributions totaling $0.8900 per share. On December 14, 2007, the Income Fund paid a long-term capital gain distribution of $0.0798 per share and a short-term capital gain distribution of $0.1485 per share to shareholders of record on December 13, 2007.

The tax characterization of distributions for fiscal years ended June 30, 2008 and 2007 was as follows:

On July 15, 2008, the Income Fund paid a monthly income distribution of $0.06 per share to shareholders of record on July 14, 2008.

Allocation Fund. On December 14, 2007, the Allocation Fund paid a long-term capital gain distribution of $1.0509 per share, a short-term capital gain distribution of $0.0291 per share, and an income distribution of $0.2325 per share to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended June 30, 2008 and 2007 was as follows:

IMS Family of Funds

Notes to the Financial Statements

June 30, 2008 - continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of June 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of June 30, 2008, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses. For the Value Fund, the difference between distributable earnings noted above and book basis net assets is attributable to differences in the character of income generated from certain underlying investments.

NOTE 8. CAPITAL LOSS CARRYFORWARDS

At June 30, 2008, the Income Fund had available for federal tax purposes unused capital loss carryforwards of $1,678,970. This carryforward expires as follows:

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 9. RESTRICTED SECURITIES

The Income Fund and the Allocation Fund have acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At June 30, 2008, the aggregate value of such securities amounted to $13,379,572 for the Income Fund and $305,600 for the Allocation Fund. The values amount to 16.32% and 1.69% of the net assets of the Income Fund and the Allocation Fund, respectively. 81% of the restricted securities owned by the Income Fund are valued using quoted market prices. The other 19% are valued according to fair valuation procedures approved by the Trust. 100% of restricted securities owned by the Allocation Fund are valued using quoted market prices. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

To The Shareholders and Board of Trustees
IMS Family of Funds
(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund, IMS Strategic Allocation Fund, and IMS Strategic Income Fund, each a series of the Unified Series Trust, as of June 30, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the IMS Family of Funds, as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

August 21, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2003; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William J. Murphy (Age - 45) Interim Treasurer and Chief Financial Officer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of June 30, 2008.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The continuation of the Management Agreements (“Agreements”) of the Funds with the Advisor was recommended by the Advisor Contract Renewal Committee of the Board (“Committee”) at an in person meeting of the Board of Trustees of the Trust (the “Board”) held on May 11 and 12, 2008.

The Chairman of the Board reported that on April 29, 2008, the Committee convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Agreements between the Trust, on behalf of each Fund, and the Advisor. He noted that Committee interviewed the President of the Advisor and the Advisor’s Chief Operating Officer.

     The Chairman further reported as follows. The Committee noted as a preliminary matter that no changes were being proposed to the Agreements. The Committee members noted and acknowledged that the materials specifically provided to them included the following information: (i) executed copies of each Agreement, (ii) current expense cap side letters for the Income Fund and Allocation Fund, (ii) a letter to the adviser and their response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Funds, its profitability (if any) from managing the Funds, as well as its ideas for future growth for the Funds, (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds, (iv) the Advisor’s Form ADV, (v) reports provided regarding each Fund’s performance as of March 31, 2008, and comparisons of the same to each Fund’s benchmark(s) and Morningstar peer group for the same periods, and (viii) reports comparing each Fund’s advisory fee and total expenses (after the applicable fee waivers and reimbursement by Advisor) to its selected peer group, consisting of mutual funds with the same Morningstar category. After discussing the materials, the Committee contacted the Advisor’s representatives.

     The Committee members reported to the full Board that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding compliance matters that had been provided to the Board throughout the year at regular meetings of the Board. As a result, the Committee noted as follows:

     (i)      The Nature, Extent and Quality of Services – The Committee reviewed the responses from the Advisor as to the resources provided to each Fund, and considered the adequacy of such resources in light of the expected growth in the level of Fund assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs. The Committee requested the President of the Advisor discuss any personnel changes since the Board last reviewed the Agreements. He noted that two new co-portfolio managers had been added. As a result, he reported that four portfolio managers spend at least a majority of their time on Fund management. The Committee noted that each portfolio manager has considerable experience in the financial services industry. The Advisor’s COO advised the Committee that she currently spends approximately 60% of her time on matters relating to the Funds. She also discussed the other administrative staff provided by the Advisor, including staff to market the Funds, as well as a chief compliance officer who spends approximately 70% of her time on Fund-related matters. Based on the discussions, the Committee determined that the Advisor has adequate resources to continue managing the Funds.

     The Committee then asked the Trust’s CCO to discuss any compliance concerns relating to the Advisor or the Funds. The CCO stated that the Advisor had reported no SEC examinations during the past 5 years, but noted that they had recently engaged a 1940 Act law firm to conduct a mock exam of its compliance policies and procedures. He reported that, as requested by the Board, the Advisor has implemented procedures requiring continued diligence and oversight by the Advisor’s chief compliance officer over fair valuation practices, including the fair valuation worksheets submitted to the Board.

     (ii)      Fund Performance – The Committee discussed the Funds’ performance with the President and reviewed other materials provided with respect to the performance of the Funds.

•     Value Fund. It was reported that the Capital Value Fund returned -5.08% for the year-to-date period ended March 31st, compared to -8.85% for S&P Mid-Cap 400 Index, -9.45% for the S&P 500 Index and -8.64% for the Russell Mid Cap Value Index. The Committee noted that the Fund’s current performance was an improvement over its performance for the year ended December 31, 2007. The President then discussed the Value Fund’s performance with the Committee, and noted that although the Fund’s performance was negative, on a relative basis it had outperformed each of its benchmarks for the year-to-date period ended March 31st. He explained that housing and financial stocks in the Value Fund’s portfolio had contributed to its low returns in 2007, as well as during the first quarter of 2008. He also noted that, in general, mid-cap stocks underperformed in 2007. The Committee then noted that the Value Fund had good long-term performance, and that its 5-year returns outperformed two of the Fund’s benchmarks and only slightly trailed the Russell Mid-Cap Value Index. It also noted that its 5- and 10-year performance returns were above average for its peer group

•     Income Fund. It was reported that the Income Fund returned -7.61% for the year-to date period ended March 31, 2008, compared to -7.94% for the Lipper Income Funds Average, -0.09% for the Merrill Lynch US Corporate Master Index, and 2.17% for the Lehman Aggregate Bond Index. The Committee noted that the Fund had negative performance for the year ended December 31, 2007, and generally underperformed its benchmarks. The President explained that the Fund’s year-to-date performance generally was consistent with the market, in that most value indices had negative performance returns during the period. With respect to the 2007 performance, he noted that the Income Fund had been performing well through June 2007, however the sub-prime collapse and the mortgage meltdown led to significant losses in REITs and financial stocks, including investment banks and mortgage companies. He noted that although the Fund held high yield bonds of good companies, bond prices had fallen because of lack of demand in the market. The Committee also noted that the Income Fund has good long-term performance, and that its 5-year performance was above average for its peer group.

•     Allocation Fund. The Administrator reported that the Allocation Fund returned -8.49% for the year-to-date ended March 31, 2008, compared to -5.25% for the Dow Jones US Moderate Relative Risk Index, and -5.77% for the Lipper Balanced Funds Category average. The Committee noted that the Fund had negative performance for the year ended December 31, 2007, and generally underperformed its benchmarks. The President explained that the value portion of the Fund had underperformed the equity markets, which had favored growth stocks, and the income portion of the Fund underperformed for the same reasons as the Income Fund. The Committee then noted that the Allocation Fund’s five year performance slightly underperformed its Lipper Balanced Funds Category average.

(iii)      Fee rates and Profitability –

•     Value Fund. The Committee noted that the Advisor contractually had reduced its advisory fee from 1.26% to 1.21%, effective August 30, 2007. It was reported that the Value Fund’s net expense ratio of 1.48% was higher than the 1.29% average for its peer group in the Morningstar category of Mid-Cap Blend Funds, but considerably lower than the maximum of 2.63%.

•     Income Fund. It was reported that the Income Fund’s advisory fee at 1.26% was lower than its peer group average of 1.32%. It also reported that the Fund’s net expense ratio of 1.61% (after fee waiver and reimbursement by the Advisor) was slightly above the peer group average but lower than the peer group maximum of 2.50%.

•     Allocation Fund. It was reported that the Allocation Fund’s advisory fee at 1.26% was the maximum for its peer group. It also reported that the Fund’s net expense ratio of 2.14% (after fee waiver and reimbursement by the adviser) was higher than the peer group’s average of 1.61%, but considerably lower than the maximum of 6.05%.

     The Committee then reviewed the Advisor’s profitability from managing the Funds. The Committee reviewed the firm’s 2007 tax return, which showed substantial net income. It also reviewed the profitability analysis provided with respect to the Funds, which reported that the Funds represent 57% percent of the total assets managed by the Advisor and roughly 63% of its revenues and expenses. The Committee noted the Advisor’s representation that the staff allocated to the Funds spends more than 63% of their time on Fund-related matters. Based on its review, the Committee concluded that the amount of net income the Advisor received from managing the Funds was not excessive. The Committee also noted that the Advisor uses its in-house resources to market the Funds.

          The Committee noted that the Advisor stated that it has entered into soft dollar arrangements pursuant to which a portion of the Funds’ brokerage commissions are directed to brokers and dealers who provide research services. The Advisor also noted that during the prior fiscal year, the Funds had paid commissions to brokers who provide research in an amount equal to less than 28% of the Value Fund’s total brokerage commissions, 25% for the Income Fund and 33% for the Allocation Fund. The Advisor confirmed that its soft dollar practices are conducted in compliance with regulatory requirements. The President of the Advisor confirmed that the Advisor does not receive any 12b-1 fees from the Fund.

     (iv)      Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale would be realized as each Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. The Committee noted that the Value Fund’s management fee had been reduced in August 2007. The Committee then discussed the current expense-cap arrangements with respect to the Income and Allocation Funds, and the COO informed the Board that the Advisor does not intend to renew the expense cap arrangements because these Funds are operating at (or below) the current expense caps. The Committee then discussed the possibility of adding breakpoints to each Fund’s advisory fee based on the level of assets. The President advised the Committee that the Advisor would consider further reducing Fund expenses once the assets of each Fund have grown to at least $200 million.

          The Committee reviewed the foregoing with the Board, indicating that its members had determined that each Fund’s advisory fees (after waiver and reimbursement by the Fund’s Advisor) were reasonable, and that its members were unanimously recommending that the Board approve the Funds’ Agreements. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Advisor, determined that the Agreements were reasonable. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of each of the Agreements between the Trust and the Advisor is in the best interests of the applicable Fund and its shareholders and voted to continue the Agreement for an additional one year term.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov .

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Rd. Ste. 150
Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

     IMS Funds

     FY 2008          $ 33,500

     FY 2007          $ 32,500

(b)      Audit-Related Fees

IMS Funds               Registrant                     Adviser

     FY 2008                            $ 0                             $ 0

     FY 2007                            $ 0                             $ 0

     Nature of the fees:

(c)     Tax Fees

     IMS Funds

FY 2008          $ 5,850

            FY 2007          $ 5,850

     Nature of the fees:     preparation of the 1120 RIC

(d)      All Other Fees

     IMS Funds

               Registrant                    Adviser

FY 2008          $ 0                         $0

           FY 2007           $ 0                         $0

     Nature of the fees:

(e)             (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:          100%

Tax Fees:                            100%

All Other Fees:                  100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2008          $ 0                         $ 0

     FY 2007          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.
(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of August 8, 2008 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)     Code is filed herewith

  (2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

     (3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By
*/s/ Anthony Ghoston

     Anthony Ghoston, President

Date: 09/04/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/Anthony Ghoston

  Anthony Ghoston, President

Date: 09/04/08

By
*/s/William J. Murphy

    William J. Murphy, Interim Treasurer

Date: 09/04/08